EXHIBIT 23.1

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We consent to the use of our reports included herein, and to the reference to our Firm under the heading "Experts" in the Prospectus and the Registration Statement on Form S-1.

HEIN + ASSOCIATES LLP

Houston, Texas
June 12, 1998